Exhibit A
                                 AIRPLANES GROUP
    Report to Certificateholders - All numbers in US$ unless otherwise stated

          Payment Date: 17 August, 1998.
          Calculation Date: 11 August, 1998.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)


                                         Prior Balance        Deposits         Withdrawals         Balance on
                                                                                                Calculation Date
------------------------------------------------------- ------------------ ------------------ -----------------
                                          9-Jul-98                                                 11-Aug-98
Lessee Funded                                      0.00             0.00               (0.00)              0.00
Account
Expense Account                            2,826,284.75    22,188,047.96      (21,191,256.87)      3,823,075.84
(note ii)
Collection Account (note iii)            224,346,185.16    48,691,260.64      (61,598,738.16)    211,438,707.64
                                         --------------    -------------       -------------     --------------
 -  Miscellaneous Reserve                 40,000,000.00                                           40,000,000.00
 -  Maintenance Reserve                   80,000,000.00                                           80,000,000.00
 -  Security Deposit                      53,486,465.00                                           52,747,447.00
 -  Other Collections (net of interim
      withdrawals)                        50,859,720.16                                           38,691,260.64
                                         --------------    -------------       -------------     --------------
Total                                    227,172,469.91    70,879,308.60      (82,789,995.03)    215,261,783.48


(ii)   ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
       ------------------------------------------------------------------------
Balance on preceding Calculation Date (Jul 09,1998)         2,826,284.75
Transfer from Collection Account (previous
Payment Date)                                              12,173,715.25
Transfer from Collection Account (interim
deposit)                                                   10,000,000.00   * Note 1
Interest Earned during period                                  14,332.71
Payments during period between prior Calculation
Date and the relevant Calculation Date:
 - Payments on previous Payment Date                       (2,528,379.15)
 - Other payments                                         (18,662,877.72)
                                                           -------------

Balance on relevant Calculation Date
(Aug 11, 1998)                                              3,823,075.84

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
       ------------------------------------------------------------------------
Balance on preceding Calculation Date (Jul 09, 1998)      224,346,185.16
Collections during period                                  48,649,612.72
Swap receipts (previous Payment Date)                          41,647.92
Transfer to Expense Account (previous Payment Date)       (12,173,715.25)

Transfer to Expense Account (interim withdrawal)          (10,000,000.00)   * Note 1

Net transfer to Lessee Funded Accounts                                        Note 1:
Aggregate Certificate Payments (previous Payment Date)    (38,295,598.29)     Additional amount transferred since previous
                                                                              Calculation Date to cover unanticipated expense
Swap payments (previous Payment Date)                      (1,129,424.62)      payments.
                                                           -------------

Balance on relevant Calculation Date                      211,438,707.64
(Aug 11, 1998)


                              AIRPLANES GROUP

                       Report to Certificateholders

                All numbers in US$ unless otherwise stated

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

              ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
              ----------------------------------------------

           Priority of Payments
     (i)   Required Expense Amount                              13,588,579.74
    (ii)   a) Class A Interest                                  12,421,717.10
           b) Swap Payments                                        187,496.10
   (iii)   First Collection Account Top-up                     120,000,000.00
    (iv)   Minimum Hedge Payment                                    23,500.00
     (v)   Class A Minimum Principal                                     0.00
    (vi)   Class B Interest                                      1,892,380.12
   (vii)   Class B Minimum Principal                             1,196,180.30
  (viii)   Class C Interest                                      2,528,537.50
    (ix)   Class D Interest                                      3,625,000.00
     (x)   Second Collection Account Top-up                     52,153,191.00
    (xi)   Class A Principal Adjustment Amount                           0.00
   (xii)   Class C Scheduled Principal                             937,500.00
  (xiii)   Class D Scheduled Principal                                   0.00
   (xiv)   Modification Payments                                         0.00
    (xv)   Soft Bullet Note Step-up Interest                             0.00
   (xvi)   Class E Minimum Interest                                492,684.17
  (xvii)   Supplemental Hedge Payment                               23,500.00
 (xviii)   Class B Supplemental Principal                                0.00
   (xix)   Class A Supplemental Principal                        6,191,517.45
    (xx)   Class D Outstanding Principal                                 0.00
   (xxi)   Class C Outstanding Principal                                 0.00
  (xxii)   Class E Supplemental Interest                                 0.00
 (xxiii)   Class B Outstanding Principal                                 0.00
  (xxiv)   Class A Outstanding Principal                                 0.00
   (xxv)   Class E Accrued Unpaid Interest                               0.00
  (xxvi)   Class E Outstanding Principal                                 0.00
 (xxvii)   Charitable Trust                                              0.00
                                                               --------------
Total Payments with respect to Payment Date                    215,261,783.48
  Less Collection Account Top-Ups ((iii) and (x)above)        (172,153,191.00)
                                                               --------------

                                                                43,108,592.48
                                                               ==============


                              AIRPLANES GROUP

                       Report to Certificateholders

                All numbers in US$ unless otherwise stated



(iv)  PAYMENT ON THE CERTIFICATES

(a)   FLOATING RATE CERTIFICATES

                                                        A-4              A-6              A-7               A-8          Class B

Applicable LIBOR                                     5.65625%         5.65625%         5.65625%         5.65625%           5.65625%
Applicable Margin                                    0.62000%         0.34000%         0.26000%         0.37500%           0.75000%
Applicable Interest Rate                             6.27625%         5.99625%         5.91625%         6.03125%           6.40625%
Interest Amount Payable                          1,150,645.83     4,418,243.15     2,982,776.04     3,870,052.08       1,892,380.12
Step Up Interest Amount                                  0.00             0.00             0.00             0.00               0.00

Opening Principal Balance                      200,000,000.00   803,819,323.81   550,000,000.00   700,000,000.00     322,250,095.81
Minimum Principal Payment Amount                         0.00             0.00             0.00             0.00       1,196,180.30
Adjusted Principal Payment Amount                        0.00             0.00             0.00             0.00               0.00
Supplemental Principal Payment Amount                    0.00     6,191,517.45             0.00             0.00               0.00
Total Principal Distribution Amount                      0.00     6,191,517.45             0.00             0.00       1,196,180.30
Redemption Amount
 - amount allocable to principal                         0.00             0.00             0.00             0.00               0.00
 - premium allocable to premium                          0.00             0.00             0.00             0.00               0.00
                                               --------------   --------------   --------------   --------------     --------------
Outstanding Principal Balance (Aug 17,1998)    200,000,000.00   797,627,806.36   550,000,000.00   700,000,000.00     321,053,915.51

(b)   FIXED RATE CERTIFICATES
                                                     Class C          Class D


Applicable Interest Rate                              8.1500%         10.8750%
Interest Amount Payable                          2,528,537.50     3,625,000.00

Opening Principal Balance                      372,300,000.00   400,000,000.00
Scheduled Principal Payment Amount                 937,500.00             0.00
Redemption Amount
 - amount allocable to principal                         0.00             0.00
 - amount allocable to premium                           0.00             0.00
Actual Pool Factor                                  0.9903000        1.0000000
                                               --------------   --------------
Outstanding Principal Balance (Aug 17, 1998)   371,362,500.00   400,000,000.00

 Table of rescheduled Pool Factors                        n/a              n/a
   in the event of a partial redemption



                              AIRPLANES GROUP

                       Report to Certificateholders

                All numbers in US$ unless otherwise stated


(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

                              A-4       A-6        A-7        A-8      Class B

Applicable LIBOR           5.64063%   5.64063%   5.64063%   5.64063%   5.64063%
Applicable Margin          0.62000%   0.34000%   0.26000%   0.37500%   0.75000%
Applicable Interest Rate   6.26063%   5.98063%   5.90063%   6.01563%   6.39063%

(vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)    FLOATING RATE CERTIFICATES

                              A-4       A-6        A-7        A-8      Class B

Opening Principal Amount   2,000.00   8,038.19   5,500.00   7,000.00   3,222.50
Total Principal Payments       0.00      61.92       0.00       0.00      11.96
                           --------   --------   --------   --------   --------
Closing Outstanding
  Principal Balance        2,000.00   7,976.28   5,500.00   7,000.00   3,210.54

Total Interest                11.51      44.18      29.83      38.70      18.92
Total Premium                  0.00       0.00       0.00       0.00       0.00


(b)    FIXED RATE
       CERTIFICATES
                                                     Class C         Class D

       Opening Principal Amount                      3,723.00        4,000.00
       Total Principal Payments                          9.38            0.00
                                                     --------        --------
       Outstanding Principal                         3,713.63        4,000.00
       Balance

       Total Interest                                   25.29           36.25
       Total Premium                                     0.00            0.00